SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549


                                                    FORM 8-K/A

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 28, 1998

                                             LAS VEGAS AIRLINES, INC.
                          (Exact name of registrant as specified in its charter)

                                                 HERMATON COMPANY
                                                   (Former name)


                                                     Delaware
                                  (State or other jurisdiction of incorporation)


         0-22310                                            33-0564327
(Commission File Number)                       (IRS Employer Identification No.)


24901 Dana Point Harbor Drive, Suite 200                   92629
----------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (949) 488-8494

Item 2.           Acquisition or Disposition of Assets.

         As previously announced, on January 23, 1998, Hermaton Company (the "Registrant") entered into a Share Purchase Agreement under which it agreed to acquire 51% of the common stock of Las Vegas Airlines, Inc., a Nevada corporation ("LVA Nevada") $500,000. The acquisition closed on April 28, 1998. In connection with the acquisition, the Registrant, a Delaware corporation, changed its name to Las Vegas Airlines, Inc.

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

         (a)(b) The required financial statements and pro forma financial information is filed herewith.

         (c)      Exhibits

                  2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

                           2.1. Share Purchase Agreement, between the Regist-rant and David J. Donohue, Sr. Previously filed.

                  3.       Certificate of Incorporation and Bylaws

                           3.3 Amendment to Certificate of Incorporation, changing name to Las Vegas Airlines, Inc. Previously filed.



                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 9, 1998                                   LAS VEGAS AIRLINES, INC.



                                                       By: /s/ Jehu Hand
                                                               Jehu Hand
                                                       Chief Executive Officer


                                                         3

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

                                             LAS VEGAS AIRLINES, INC.

                                                 Table of Contents


Independent Auditors' Report                                                                            5

         Balance Sheets, September 30, 1997 and 1996                                                    6

         Statement of Operations and Retained Earnings (defecit)
           years ended September 30, 1997 and 1996                                                      8

         Statement of Cash Flows, years ended September 30,
           1997 and 1996                                                                                9

         Notes to Financial Statements                                                                 10

Accountants' Compilation Report                                                                        16

         Balance Sheet                                                                                 17

         Statement of Operations and Retained Earnings (defecit)
           for the six months ended March 31, 1998                                                     19

         Statement of Cash Flows for the six months
           ended March 31, 1998                                                                        20

         Notes to Financial Statements                                                                 21



                                                         4

                                           INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Las Vegas Airlines, Inc.

We have audited the accompanying balance sheets of Las Vegas Airlines, Inc. as of September 30, 1997 and 1996, and the related statements of operations and retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Las Vegas Airlines, Inc., as of September 30, 1997 and 1996, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Thurman Shaw & Co., L.C.

Bountiful, Utah
May 23, 1998



                                             LAS VEGAS AIRLINES, INC.
                                                  Balance Sheets
                                            September 30, 1997 and 1996


ASSETS                                                                           1997                1996


Current assets
       Cash                                                              $          13,431     $          4,012
       Accounts receivable                                                          83,839               67,980
       Expendable parts, at cost                                                   154,306              184,242
       Refundable taxes based on income                                             43,193               42,193
       Refundable excise taxes                                                       7,463                9,798
       Prepaid insurance                                                           176,100              226,349

                Total current assets                                               478,332              534,574


Furniture, vehicle and equipment, at cost
       Furniture and equipment                                                      28,749               28,749
       Transportation                                                               77,680               77,680
       Aircraft                                                                      1,000              135,000
       Engines                                                                     122,608              122,608

                                                                                   230,037              364,037

       Less accumulated depreciation                                               139,637              220,708

                                                                                    90,400              143,329

Other assets                                                                         4,930                4,950

                                                                         $         573,662     $        682,853



                                  See accompanying notes to financial statements


                                                         6



                                                                                 1997                1996


LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Current liabilities
       Checks written in excess of cash in bank                          $          33,791     $         96,341
       Accounts payable                                                            211,000              218,628
       Insurance payable                                                           202,101              185,839
       Accrued payroll and payroll taxes                                            63,599               66,238
       Other accrued liabilities                                                    15,944               -
       Current portion of long-term debt                                           194,034              165,003

                Total current liabilities                                          720,469              732,049

Long-term debt, net of current portion                                              41,523              152,090

                Total liabilities                                                  761,992              884,139

Commitments


Stockholder's equity (deficit):
       Common stock 2,500 shares authorized, 500
         shares issued and outstanding                                               5,000                5,000
       Paid in capital                                                              30,041               30,041
       Retained earnings (deficit)                                                 (223,371)           (236,327)

                                                                                   (188,330)           (201,286)

                                                                         $         573,662     $        682,853



                                                         7



                                             LAS VEGAS AIRLINES, INC.
                              Statement of Operations and Retained Earnings (Deficit)
                                      Years Ended September 30, 1997 and 1996


                                                                                 1997                1996
Revenues
       Air transportation                                                $         2,270,729   $       2,265,813
       Other                                                                        17,682               13,677

                                                                                   2,288,411           2,279,490

Cost of revenues
       Aircraft expense                                                            676,307              602,000
       Insurance                                                                   383,808              358,541
       Salaries and wages                                                          399,344              408,350
       Tour expense                                                                217,682              251,609
       Lease expense - aircraft and vehicles                                       238,973              238,287
       Depreciation                                                                 53,929               69,207
       Vehicle expense                                                              57,528               50,776
       Other                                                                        50,112               32,306

                                                                                 2,077,683            2,011,076

Gross profit                                                                       210,728              268,414

Selling, general and administrative expenses                                       378,151              409,986

Operating (loss)                                                                  (167,423)            (141,572)

Other income (expense)
       Interest income                                                              -                       366
       Interest expense                                                            (73,485)             (36,817)
       Gain on sale of aircraft                                                    252,864                    -

                                                                                   179,379             (36,415)

Income (loss) before income taxes                                                   11,956             (178,023)

Income taxes - credit                                                                1,000               31,000

Net income (loss)                                                                   12,956             (147,023)

Retained earnings (deficit), beginning                                             (236,327)           (89,304)

Retained earnings (deficit), ending                                      $         (223,371)   $       (236,327)


                                  See accompanying notes to financial statements


                                                         8




                                             LAS VEGAS AIRLINES, INC.
                                             Statements of Cash Flows
                                      Years Ended September 30,1997 and 1996

                                                                                 1997                1996
CASH FLOWS FROM OPERATING ACTIVITIES
       Net income (loss)                                                 $          12,956     $       (147,023)
       Adjustments to reconcile net income (loss) to net
        cash used in operating activities
         Depreciation                                                               53,929               69,207
         Net gain from sale of aircraft                                            (252,864)                  -
         Deferred income taxes                                                           -               11,000
         Adjustment to retained earnings for prior year expenses                         -             (33,500)
       Increase (decrease) in cash resulting from
         changes in assets and liabilities
                Accounts receivable                                                (15,859)              20,283
                Expendable parts                                                    29,936             (27,786)
                Refundable income taxes                                            (1,000)             (42,193)
                Refundable excise taxes                                              2,335              (9,798)
                Prepaid insurance                                                   50,249              133,364
                Other assets                                                            20                   50
                Checks written in excess of cash in bank                           (62,550)              69,657
                Other accrued liabilities                                           15,944             (46,179)
                Accounts payable                                                   (7,628)             (55,436)
                Income taxes                                                             -             (23,203)
                Insurance payable                                                   16,262             (111,543)
                Accrued payroll and payroll taxes                                  (2,639)               10,589

                Net cash used in operating activities                              (160,909)           (182,511)

CASH FLOWS FROM INVESTING ACTIVITIES
       Purchase of furniture, vehicles and equipment                               (1,000)             (104,367)
       Proceeds from sale of aircraft                                              252,864                    -
                Net cash provided by (used in)
                  investing activities                                             251,864             (104,367)

CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from debt                                                          134,597              338,155
       Payment of long-term debt                                                   (216,133)           (50,755)
                Net cash (used in) provided by
                  Financing activities                                             (81,536)             287,400

Net increase in cash                                                                 9,419                  522

Cash, beginning                                                                      4,012                3,490
Cash, ending                                                             $          13,431     $          4,012

SUPPLEMENTAL CASH FLOW DISCLOSURES
       Interest paid                                                     $          73,485     $         36,817

                                  See accompanying notes to financial statements

                                                         9

                                             LAS VEGAS AIRLINES, INC.
                                           Notes to Financial Statements

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization

       The Company was incorporated in October, 1973, under the laws of the State of Nevada to operate air taxis services under Federal Aviation Regulation 135. The primary services include scheduled commuter, air tours and charters to the Grand Canyon and surrounding areas.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Basis of Presentation

       At September 30, 1997, the Company's current obligations exceed its current assets by approximately $242,000 ($198,000 in 1996). Management believes the Company will be able to continue in business as a going concern; however, that is dependent upon its ability to continue profitable operations and/or obtain additional working capital to finance continuance of operations. (See note 6)

       Inventories

       Inventories consist of airplane parts and are stated at the cost.

       Revenue Recognition

       Income is recognized after air transportation is provided.

       Concentration of Credit Risk

       The Company sell its tours primarily through independent travel industry organizations located throughout the United States and overseas. Ongoing credit evaluations of customers' financial condition is performed by the Company and generally collateral is not required. Management believes that an allowance for doubtful accounts is not necessary.

       Income taxes

       The Company's tax provision is calculated in accordance with Financial Accounting Standards No. 109, "Accounting for Income Taxes".

       Cash Equivalents

       For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company had no such equivalents as September 30, 1997 and 1996.


       Depreciation

       Depreciation is generally computed over a range of three to seven years of estimated useful lives of the assets using the straight-line and double-declining balance methods for financial and tax reporting purposes. Depreciation expense for the years ended September 30, 1997 and 1996 was $99,999 and $99,999.

       Advertising

       The Company expenses the cost of advertising and promotions as incurred. Advertising expense for the years ended September 30, 1997 and 1996, was $30,065 and $33,780, respectively.

2.     INCOME TAXES

       Deferred taxes are determined based on the difference between the financial statement basis and tax basis of assets and liabilities, and measured at the enacted tax rates that will be in effect when those differences reverse. Deferred tax expense is determined by the change in the net deferred tax asset or liability.

       The provision (credit) for income taxes for the years ended September 30, 1997 and 1996 is comprised of the following:

                                                             1997                   1996

                Federal:
                        Current                        $       (1,000)        $       (42,000)
                        Deferred                                -                       11,000

                                                       $       (1,000)        $       (31,000)

       At September 30, 1997, the Company has a federal net operating of approximately $150 ($150,000 in 1996). The credit for income taxes for the years ended September 30, 1997 and 1996, reflect the utilization of the net operating losses that will be carried back to prior years.


                                                        11



Notes (continued)

       The tax effect of temporary differences resulted in deferred income tax assets (liabilities) as follows:

                                                                              1997
                                                               Current           Noncurrent

       Deferred tax asset (liability):
                Depreciation                           $        -             $        (3,000)
                Accrued vacation                                 5,200
                                                                 5,200                 (3,000)
                Valuation allowance                            (5,200)                   3,000

                                                       $        -             $        -

                                                                              1996
                                                               Current                Noncurrent

       Deferred tax asset (liability):
                Depreciation                           $        -             $        (3,300)
                Accrued vacation                                 9,600                 -
                                                                 9,600                 (3,300)
                Valuation allowance                            (9,600)                   3,300
                                                       $        -             $        -

       As of September 30, 1997, the Company had net deferred tax assets of approximately $2,200. The net deferred tax asset has been fully offset by a valuation allowance. The net valuation allowance decreased by $4,100 during the current year. Deferred tax assets relate primarily to net operating losses to be carried back, and certain accrued expenses and reserves that are not currently deductible for income tax purposes.

3.     LONG TERM DEBT

                                   Rate of                                                       Balance
Lender                            Interest               Due Date                      1997                 1996



Nevada State Bank                12.26%             November 14, 1998                  $    7,069      $      --
       Payable in 24 monthly installments of principal and interest of $544.59, secured by a 1984 Ford mini bus.

Norwest Bank NV 10.25%           October 28, 2001                                          13,207              --
       Payable in 60 monthly installments of principal and interest of $331.04, secured by a 1995 Dodge Maxiwagon.

First Charter                    9.95%              December 12, 1999                          --         15,352
       Payable in 60 monthly installments of principal and interest of $462.32, secured by a 1995 Dodge van.

Joda Partnership                 18.00%                                                        --        126,922
       Payable in 24 monthly installments of principal and interest of $4,406.25 and on final payment of $92,665.26, secured by

                                                        12




(Notes continued)

       two airplanes

*Credit cards payable                                                                      41,542         36,322

*Nevada State Bank               12.15%             September 15, 1996                         --         13,460
       Payable in monthly installments of interest only of approximately
       $300.00, guaranteed by a second trust deed on an officer/
       stockholder's personal residence.

*Nevada State Bank               6.25%                                                     58,045         58,373
 Payable in monthly installments of interest only of approximately
       $300.00, guaranteed by a second trust deed on an officer/
       stockholder's personal residence.

Note payable - shareholder       8.00%              Demand                                 65,700             --
       Unsecured

*Orix Credit Alliance            10.50%             January 12, 2000                       49,994         66,664
       Payable in 48 monthly installments of principal of $1,667.00, plus interest, secured by an airplane owned by an officer/stockholder.
                                                                                          235,557        317,093
                                                    Less current portion                  194,034        165,003



                                                                                       $   41,523      $ 152,090



* These loans were granted to an officer/stockholder, who assigned them to Las Vegas Airlines, Inc.

           Principal payments are due as follows:
                           Years ending September 30,
                                                 1998                                  $  194,034
                                                 1999                                      24,115
                                                 2000                                      13,353
                                                 2001                                       3,728
                                                 2002                                         327


                                                                                       $  235,557



4.         COMMITMENTS

           The company leases two airplanes under operating lease arrangements expiring July 31, 2003, at a total annual rent of $58,564. The lease agreements include the option to terminate the lease after August 5, 1999 upon payment of 4% of the remaining payments. Each year this payment will decline by 1% per year. After July 31, 2003, the company has the option to acquire each airplane by paying $66,288 and $62,010, respectively. Future minimum rental payments under these leases will be as follows:

                           Years ending September 30,
                                                 1998                                  $   58,564
                                                 1999                                      58,564
                                                 2000                                      58,564
                                                 2001                                      58,564
                                                 2002                                      58,564
                                                 2003                                      48,800

                                                        13






                                                                                       $  341,620

Notes (continued)

           The Company leases its plant facilities under a month to month renewable lease. The rent expense included in the statements of operations (including equipment rental) amounted to $163,807 at September 30, 1997 ($191,799 at September 30, 1996).

5.         CONTINGENCIES

           Excise Taxes

           The Internal Revenue Service has assessed additional excise taxes on airline tickets as follows:

                           Tax period ended

                           December 31, 1990                          $   24,460
                           December 31, 1991                             151,854
                           December 31, 1992                             151,216



                                   Total                              $  327,530

          The company denies responsibility for these taxes since the airline tickets which cover these additional taxes were issued overseas by unrelated agencies and the Company is not responsible for collection and payment. The Internal Revenue Service appeals officer made a verbal offer to settle this dispute for 20% of the total amount at issue. The Company filed a complaint with the U.S. Court of Federal Claims on April 21, 1995. On July 24, 1995, the Company received the answer to the complaint. The case is currently pending in the U.S. Court of Federal Claims. Outside counsel believes the Company has a very good chance to prevail in this litigation. Management believes the final outcome of this litigation will not have a significant effect on the Company's financial statements.

          Payroll Taxes

          The Company is currently disputing certain payroll taxes that the Internal Revenue Service says are past due in the amount of $34,000. The Company believes the Internal Revenue Service has applied certain credits and refunds to periods already closed by a Bankruptcy Court Order dated January 4, 1994.
          Negotiations are ongoing and the company believes it will prevail.

6.        SUBSEQUENT EVENT

          On January 23, 1998, the Company and its sole shareholder entered into a Share Purchase Agreement with Hermaton Company to sell 51% of the Common Stock. The purchase price is $500,000. The funds from the sale will be used to support operations of the Company.

7.        SALE/LEASEBACK TRANSACTION

          The Company entered into a sale/leaseback transaction regarding two airplanes (see note 4). The sale/leaseback transaction resulted in a gain of $252,864, which is reported in the statement of operations.

                                          ACCOUNTANTS' COMPILATION REPORT



To the Stockholders
Las Vegas Airlines, Inc.

We have compiled the accompanying balance sheet of Las Vegas Airlines, Inc. as of March 31, 1998 and the related statements of operations and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements, and accordingly, do not express an opinion or any other form of assurance on them.

Thurman Shaw & Co., L.C.


Bountiful, Utah
June 11, 1998


                                             LAS VEGAS AIRLINES, INC.
                                                   Balance Sheet
                                                  March 31, 1998

ASSETS

Current assets
         Cash                                                                                     $    104,810
         Accounts receivable                                                                            30,723
         Expendable parts, at cost                                                                     133,053
         Refundable taxes based on income                                                               43,193
         Refundable excise taxes                                                                         7,463
         Prepaid insurance                                                                              65,209

                  Total current assets                                                                 384,451


Furniture, vehicle and equipment, at cost
         Furniture and equipment                                                                        28,749
         Transportation                                                                                 77,680
         Engines                                                                                       122,608

                                                                                                       229,037

         Less accumulated depreciation                                                                 166,602

                                                                                                        62,435

Other assets                                                                                            14,896

                                                                                                  $    461,782










                                  See accompanying notes to financial statements







LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)


                                                        16


Current liabilities
         Accounts payable                                                               $       147,344
         Insurance payable                                                                       59,267
         Income taxes payable                                                                   (1,250)
         Accrued payroll and payroll taxes                                                       94,847
         Other accrued liabilities                                                                1,208
         Current portion of long-term debt                                                      322,943

                  Total current liabilities                                                     624,359

Long-term debt, net of current portion                                                           32,819

                  Total liabilities                                                             657,178

Commitments



Stockholder's equity (deficit):
         Common stock 2,500 shares authorized, 500
           shares issued and outstanding                                                          5,000
         Paid in capital                                                                         30,041
         Retained earnings (deficit)                                                          (230,437)

                                                                                              (195,396)

                                                                                        $       461,782


                                                        17


                                             LAS VEGAS AIRLINES, INC.
                              Statement of Operations and Retained Earnings (Deficit)
                                          Six Months Ended March 31, 1998

Revenues
         Air transportation                                                             $       850,665
         Other                                                                                    8,321

                                                                                                858,986
Cost of revenues
         Aircraft expense                                                                       268,075
         Insurance                                                                              108,453
         Salaries and wages                                                                     146,706
         Tour expense                                                                           137,737
         Lease expense - aircraft and vehicles                                                   59,998
         Depreciation                                                                            26,965
         Vehicle expense                                                                         15,125
         Other                                                                                   18,620

                                                                                                781,679

Gross profit                                                                                     77,307

Selling, general and administrative expenses                                                    183,794

Operating (loss)                                                                              (106,487)

Other income (expense)
         Interest income                                                                             98
         Interest expense                                                                      (42,182)
         Gain on sale of aircraft                                                               140,255

                                                                                                 98,171

(Loss) before income taxes                                                                      (8,316)

Income taxes (credit)                                                                           (1,250)

Net (loss)                                                                                      (7,066)

Retained earnings (deficit), beginning                                                        (223,371)

Retained earnings (deficit), ending                                                     $     (230,437)






                                  See accompanying notes to financial statements

                                                        18


                                             LAS VEGAS AIRLINES, INC.
                                              Statement of Cash Flows
                                          Six Months Ended March 31, 1998



CASH FLOWS FROM OPERATING ACTIVITIES
         Net (loss)                                                                     $       (7,066)
         Adjustments to reconcile net (loss) to net
           cash used in operating activities
             Depreciation                                                                        26,965
             Net gain from sale of aircraft                                                   (140,255)
         Increase (decrease in cash resulting from
           changes in assets and liabilities
                  Accounts receivable                                                            53,116
                  Expendable parts                                                               21,253
                  Prepaid insurance                                                             110,891
                  Other assets                                                                  (9,966)
                  Checks written in excess of cash in bank                                     (33,791)
                  Other accrued liabilities                                                    (14,736)
                  Accounts payable                                                             (63,656)
                  Income taxes                                                                  (1,250)
                  Insurance payable                                                           (142,834)
                  Accrued payroll and payroll taxes                                              31,248

                  Net cash used in operating activities                                       (170,081)

CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from sale of aircraft                                                         141,255
                  Net cash provided by investing activities                                     141,255

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from debt                                                                     150,000
         Payment of long-term debt                                                             (29,795)
                  Net cash (used in) financing activities                                       120,205
                                                                                        ---------------

Net Increase in cash                                                                             91,379

Cash, beginning                                                                                  13,431

Cash, ending                                                                            $       104,810

SUPPLEMENTAL CASH FLOWS DISCLOSURES
         Interest paid                                                                  $        42,182





                                  See accompanying notes to financial statements

                                                        19

                                             LAS VEGAS AIRLINES, INC.
                                           Notes to Financial Statements



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization

         The Company was incorporated in October 1973, under the laws of the State of Nevada to operate air taxis services under Federal Aviation Regulation 135. The primary services include scheduled commuter, air tours and charters to the Grand Canyon and surrounding areas.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         Basis of Presentation

         At March 31, 1998, the Company's current obligations exceed its current assets by approximately $240,000. Management believes the Company will be able to continue in business as a going concern; however, that is dependent upon its ability to continue profitable operations and/or obtain additional working capital to finance continuance of operations. (See note 6)

         Inventories

         Inventories consist of airplane parts and are stated at the cost.

         Revenue Recognition

         Income is recognized after air transportation is provided.

         Concentration of Credit Risk

         The Company sell its tours primarily through independent travel industry organizations located throughout the United States and overseas. Ongoing credit evaluations of customers' financial condition is performed by the Company and generally collateral is not required. Management believes that an allowance for doubtful accounts is not necessary.

         Income taxes

         The Company's tax provisions is calculated in accordance with Financial Accounting Standards No. 109, "Accounting for Income Taxes."

         Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company had no such equivalents as of March 31, 1998

         Depreciation

         Depreciation is generally computed over a range of three to seven years of estimated useful lives of the assets using the straight-line and double-declining balance methods for financial and tax reporting purposes. Depreciation expense for the six months ended March 31, 1998 was $26,965.

         Advertising

         The Company expenses the cost of advertising and promotions as incurred. Advertising expense for the six months ended March 31, 1998 was $16,400.

2.       INCOME TAXES

         Deferred taxes are determined based on the difference between the financial statement basis and tax basis of assets and liabilities, and measured at the enacted tax rates that will be in effect when those differences reverse. Deferred tax expense is determined by the change in the net deferred tax asset or liability.

         The provision (credit) for income taxes for the six months ended March 31, 1998 is comprised of the following:

                  Federal:
                       Current                                              $       (1,250)
                       Deferred                                                          --

                                                                            $       (1,250)

         As of March 31, 1998, the Company had net deferred tax assets of approximately $2,200. The net deferred tax asset has been fully offset by a valuation allowance. The net valuation did not change during the six-month period. Deferred tax assets relate primarily

                                                        21

         to net operating losses to be carried back, and certain expenses and reserves that are not currently deductible for income tax purposes.

3.       LONG TERM DEBT

                             Rate of
   Lender                   Interest        Due date

   Nevada State Bank         12.26%      November 14, 1998                                        $      4,162
       Payable in 24 monthly installments of principal and
       interest of $544.59, secured by a 1984 Ford mini bus.

   Norwest Bank NV           10.25% October 28, 2001                                                    12,097
       Payable in 60 monthly installments of principal and
       interest of $331.04, secured by a 1995 Dodge Maxiwagon.

   *Credit cards payable                                                                                41,505

   *Nevada State Bank       6.25%                                                                       57,807
       Payable in monthly installments of interest only of
       approximately $300.00, guaranteed by a second trust
       deed on an officer/stockholder's personal residence.

   Note payable - shareholder  8.00%      Demand                                                        90,216
       Unsecured

   Note payable- individual   8.00%      Demand                                                        149,975
                                                                                                  ------------
       Unsecured
                                                                                                       355,762
                                         Less current portion                                          322,943

                                                                                                  $     32,819


   * These loans were granted to an officer/stockholder, who assigned them to Las Vegas Airlines, Inc.








                                                        22

              Principal payments are due as follows:
                       Years ending March 31,
                                         1999                 $    322,943
                                         2000                       21,139
                                         2001                       11,353
                                         2002                          327
                                                              $    355,762

4.  COMMITMENTS

        The company leases three airplanes under operating lease agreements expiring July through December 2003, at a total annual rent of $86,864. The lease agreements include the option to terminate the lease after the year 1999 upon payment of 4% of the remaining payments. Each year this payment will decline by 1% per year. After July 31, 2003, or December 31, 2003, the company has the option to acquire each airplane by paying $66,288, $62,010 and $66,288, respectively. Future minimum rental payments under these leases will be as follows:

                       Years ending March 31,
                                         1999                 $     86,864
                                         2000                       86,864
                                         2001                       86,864
                                         2002                       86,864
                                         2003                       86,864
                                         2004                       26,597
                                                              $    460,917

        The Company leases its plant facilities under a month to month renewable lease. The rent expense included in the statements of operations (including equipment rental) amounted to $55,136 for the six months ended March 31, 1998.

5.  CONTINGENCIES

        Excise Taxes

        The Internal Revenue Service has assessed additional excise taxes on airline tickets as follows:

                    Tax period ended

                    December 31, 1990$                  24,460
                    December 31, 1991                  151,854
                    December 31, 1992                  151,216

                          Total                   $    327,530

        The company denies responsibility for these taxes since the airline tickets which cover these additional taxes were issued overseas by unrelated agencies and the Company is not responsible for collection and payment. The Internal Revenue Service appeals officer made a verbal offer to settle this dispute for 20% of the total amount at issue. The Company filed a complaint with the U.S. Court of Federal Claims on April 21, 1995. On July 24, 1995, the Company received the answer to the complaint. The case is currently pending in the U.S. Court of Federal Claims. Outside counsel believes the Company has a very good chance to prevail in this litigation. Management believes the final outcome of this litigation will not have a significant effect on the Company's financial statements.

        Payroll Taxes

        The Company is currently disputing certain payroll taxes that the Internal Revenue Service says are past due in the amount of $34,000. The Company believes the Internal Revenue Service has applied certain credits and refunds to periods already closed by a Bankruptcy Court Order dated January 4, 1994. Negotiations are ongoing and the company believes it will prevail.

6.      SUBSEQUENT EVENT

        On January 23, 1998, the Company and its sole shareholder entered into a Share Purchase Agreement with Heramaton Company to sell 51% of the Common Stock. The purchase price is $500,000. The funds from the sale will be used to support operations of the Company.

7.      SALE/LEASEBACK TRANSACTION

        The Company entered into a sale/leaseback transaction on one airplane (see note 4). The sale/leaseback transaction resulted in a gain of $140,255, which is reported in the Statement of Operations.

Pro Forma Financial Information

          The following proforma balance sheets includes the historical financial statements of Las Vegas Airlines, Inc. ("LVA") and the Registrant as of September 30, 1997 and March 31, 1998, the proforma adjustments assuming the acquisition of LVA by the Registrant was effected as of September 30, 1997 and March 31, 1998, and the resulting proforma balance sheets. The following proforma statements of operations present historical operating information of LVA and the Registrant for the year and 12 months ended September 30, 1997, and the six months ended March 31, 1998, respectively, with the proforma adjustments being made on the assumption that the acquisition was made on October 1, 1996 and 1997, respectively. The acquisition has been accounted for as a purchase with Hermaton deemed to be the acquiring entity. The proforma financial statements below are unaudited and are not necessarily indicative of the actual results that might have occurred had the acquisition been made as of the dates indicated.




                                             Las Vegas Airlines, Inc.
                                              Proforma Balance Sheet
                                                September 30, 1997

                                              Las Vegas           Hermaton                           Proforma
                                           Airlines, Inc.          Company     Proforma               Balance
                                             Historical          Historical     Adjustments(1)(2)      Sheet



Current Assets
    Cash                                             13,431                                                13,431
    Accounts Receivable                              83,839                                                83,839
    Expendable Parts
        at Cost                                     154,306                                               154,306
    Refundable Taxes                                 50,656                                                50,656
    Investment in Subsidiary                                                             649,975          649,975
    Prepaid Insurance                               176,100                                               176,100


        Total Current Assets                        478,332                              649,975        1,128,307

Furniture, Vehicles and
    Equipment, Less
    Accumulated Depreciation                         90,400                                                90,400

Other Assets                                          4,930                                                 4,930


Total Assets                           $            573,662 $                  $                  $     1,223,637



Current Liabilities
    Checks written in excess
        of Cash                                      33,791                                                33,791
    Accounts Payable                                211,000              2,634                            213,634
    Other Payables and
        accrued expenses                            281,644                                               281,644
    Current portion of long-term
        Debt                                        194,034                                               194,034
    Related Party Debt                                                                   399,975          399,975


    Total Current Liabilities                       720,469              2,634           399,975        1,123,078

    Long-term Debt, net of
        Current portion                              41,523                                                41,523

    Common Stock                                      5,000              3,625           (4,900)            3,725
    Additional Paid in Capital                       30,041                821           254,900          285,762
    Retained Earnings (deficit)                   (223,371)            (7,080)                          (230,451)


    Total Shareholders' Equity                    (188,330)            (2,634)           250,000           59,036


                                       $            573,662 $                  $         649,975  $     1,223,637




                                                        26



                                             Las Vegas Airlines, Inc.
                                              Proforma Balance Sheet
                                                  March 31, 1998

                                              Las Vegas           Hermaton                           Proforma
                                           Airlines, Inc.          Company          Proforma          Balance
                                             Historical          Historical     Adjustments(1)(2)     Sheets



Current Assets
    Cash                                            104,810                                               104,810
    Accounts Receivable                              30,723                                                30,723
    Expendable Parts
        at Cost                                     133,053                                               133,053
    Refundable Taxes                                 50,656                                                50,656
    Investment in Subsidiary                                                             649,975          649,975
    Prepaid Insurance                                65,209                                                65,209


        Total Current Assets                        384,451                              649,975        1,034,426

Furniture, Vehicles and
    Equipment, Less
    Accumulated Depreciation                         62,435                                                62,435

Other Assets                                         14,896                                                14,896


Total Assets                           $            461,782 $                  $         649,975  $     1,111,757



Current Liabilities
    Accounts Payable                                147,344              2,758                            150,102
    Other Payables and
        accrued expenses                            154,072                                               154,072
    Current portion of long-term
        Debt                                        322,943                                               322,943
    Related Party Debt                                                                   399,975          399,975


    Total Current Liabilities                       624,359              2,758           399,975        1,027,092

    Long-term Debt, net of
        current portion                              32,819                                                32,819

    Common Stock                                      5,000              3,625           (4,900)            3,725
    Additional Paid in Capital                       30,041                821           254,900          285,762
    Retained Earnings (deficit)                   (230,437)            (7,204)                          (237,641)


    Total Shareholders' Equity                    (195,396)            (2,758)           250,000           51,846


                                       $            461,782 $                  $         649,975  $     1,111,757





                                                        27



                                             Las Vegas Airlines, Inc.
                                             Proforma Income Statement
                                      Twelve months ended September 30, 1997

                                              Las Vegas                                              Proforma
                                           Airlines, Inc.         Hermaton          Proforma          Income
                                             Historical          Historical        Adjustments  Statement



Revenues                                          2,288,411                                             2,288,411

Costs of Revenues                                 2,077,683                                             2,077,683



Gross Profit                                        210,728                                               210,728

Selling, General and
    Administrative                                  378,151                261                            378,412



Operating Loss                                    (167,423)              (261)                          (167,684)

Other Income (Loss)                                 179,379                                               179,379



Income (loss) before income taxes                    11,956              (261)                             11,695

Income taxes (credit)                                 1,000                                                 1,000

Net Income (Loss) after
    Taxes                              $             12,956 $            (261) $                  $        12,695





                                                        28



                                             Las Vegas Airlines, Inc.
                                             Proforma Income Statement
                                          Six months ended March 31, 1998

                                                  Las Vegas
Proforma
                                             Airlines, Inc.           Hermaton          Proforma
Income
                                                 Historical         Historical       Adjustments
Statement



Revenues                                            858,986                              858,986

Costs of Revenues                                   781,679                              781,679

Gross Profit                                         77,307                               77,307

Selling, General and
    Administrative                                  183,794                124           183,918



Operating (Loss)                                  (106,487) (124)    (106,611)

Other Income                                         98,171                               98,171

Income (loss)
    before income taxes                             (8,316) (124)      (8,440)

Income taxes (credit)                               (1,250)                               (1,250)



Net loss after Taxes                   $           (7,066)$ (124)$     (7,190)




                                                        29

                                           Notes to Proforma Statements

    1. In connection with the acquisition of LVA the Registrant loaned $149,475 to LVA which the Registrant borrowed from a related party.

    2. The Registrant sold 100,000 shares of its common stock for $250,000 after March 31, 1998 to fund the acquisition of 51% of LVA. $100 of this amount has been credited to common stocks and $249,900 to additional paid in capital. In addition the Registrant gave a promissory note for $250,000 due July 28, 1998, for a total purchase price of $500,000. The common stock and additional paid in capital accounts of LVA have been eliminated.